Exhibit 32.3
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer and Chief Accounting Officer of Eagle
Point Trinity Senior Secured Lending Company (the “Company”), does hereby certify that to the undersigned’s knowledge:
1) the Company’s Form 10-Q for the quarter ended June 30, 2026, fully complies with the requirements of Section
13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and
2) the information contained in the Company’s Form 10-Q for the quarter ended June 30, 2026, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	By:	/s/ Kenneth Onorio
Kenneth Onorio
Chief Financial Officer and Chief Accounting Officer (Principal Financial and Accounting Officer)